UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd, Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02    Results of Operations and Financial Condition
On October 23, 2025, OP Bancorp, (the “Company”), the holding company of Open Bank, issued its press release announcing preliminary unaudited financial results for the third quarter ended September 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Current Report set forth under this Item 2.02, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly stated by specific reference in such filing.
Item 7.01    Regulation FD

On October 23, 2025, the registrant disclosed a presentation containing certain summary financial information that may be used in discussions with investors and analysts. That presentation is furnished herewith as Exhibit 99.3. The presentation shall not be treated as “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Exchange Act or the Securities Act, except as expressly set forth in any such filing.
Item 8.01.    Other Events
On October 23, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.12 per share on its common stock, payable on November 20, 2025, to shareholders of record as of November 6, 2025. The Company issued a press release describing the dividend on October 23, 2025, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 8.01, including the information in the accompanying press release, shall not be treated as “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Exchange Act or the Securities Act, except as expressly set forth in any such filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated October 23, 2025 - Third Quarter 2025 Results

99.2	Press Release, dated October 23, 2025 - Dividend Declaration

99.3	Earnings Presentation - Third Quarter 2025 Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: October 23, 2025	By:	/s/ Jaehyun Park
Jaehyun Park
Executive Vice President and
Chief Financial Officer
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